UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54687	27-1627696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On December 4, 2013, KBS Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K dated December 3, 2013 with regard to the acquisition, through an indirect wholly owned subsidiary, of an office building containing 246,563 rentable square feet located in San Francisco, California (“201 Spear Street”). The Company hereby amends the Form 8-K dated December 3, 2013 to provide the required financial information related to its acquisition of 201 Spear Street.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statement of Real Estate Acquired

201 Spear Street

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Year Ended December 31, 2012	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust III, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of September 30, 2013	F-6
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2013	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2012	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: February 4, 2014	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust III, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of 201 Spear Street for the year ended December 31, 2012, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of 201 Spear Street for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of 201 Spear Street’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California
February 4, 2014

201 SPEAR STREET
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended September 30, 2013	Year Ended December 31, 2012
	(unaudited)
Revenues:
Rental income	$6,089	$8,023
Parking revenue and other income	669	730
Total revenues	6,758	8,753
Expenses:
Repairs and maintenance	988	1,283
Real estate taxes and insurance	951	1,220
Cleaning	416	557
Utilities	410	530
General and administrative	346	438
Total expenses	3,111	4,028
Revenues over certain operating expenses	$3,647	$4,725
See accompanying notes.

201 SPEAR STREET
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On December 3, 2013, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through an indirect wholly owned subsidiary, acquired from Massachusetts Mutual Life Insurance Company an office building containing 246,563 rentable square feet on approximately 0.9 acres of land in San Francisco, California (“201 Spear Street”). The seller is not affiliated with KBS REIT III or its external advisor, KBS Capital Advisors LLC. The purchase price (net of closing credits) of 201 Spear Street was approximately $120.6 million plus closing costs.
KBS REIT III is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments located throughout the United States.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
201 Spear Street is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT III expects to incur in the future operations of 201 Spear Street. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of 201 Spear Street.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) 201 Spear Street was acquired from an unaffiliated party and (ii) based on due diligence of 201 Spear Street by KBS REIT III, management is not aware of any material factors relating to 201 Spear Street that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent decreased rental revenue by $88,000 for the nine months ended September 30, 2013 (unaudited) and increased rental revenue by $17,000 for the year ended December 31, 2012, respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

201 SPEAR STREET
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2013 (unaudited)
and the Year Ended December 31, 2012

4.	DESCRIPTION OF LEASING ARRANGEMENTS AND CONCENTRATIONS
As of December 31, 2012, 201 Spear Street was 91% leased to 21 tenants. For the year ended December 31, 2012, 201 Spear Street earned approximately 50% of its rental income from a tenant in the telecommunications industry and a tenant in the real estate management service industry.
The tenant in the telecommunications industry occupied 71,484 rentable square feet, or approximately 29% of the total property rentable square feet as of December 31, 2012. Its lease expires on January 31, 2017, with a five-year extension option. This tenant also has a one-time option to terminate a portion of its lease (13,723 rentable square feet) upon nine months written notice of termination, subject to a termination fee. For the year ended December 31, 2012, 201 Spear Street earned 29% of its rental income from this tenant.
The tenant in the real estate management services industry occupied 35,476 rentable square feet, or approximately 14% of the total property rentable square feet as of December 31, 2012. On June 1, 2013, the tenant reduced its space to 13,723 rentable square feet. Its lease expires on May 31, 2018, with a five-year extension option. For the year ended December 31, 2012, 201 Spear Street earned 21% of its rental income from this tenant.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2012.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2012, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2013	$8,227
2014	8,251
2015	7,136
2016	5,891
2017	2,936
Thereafter	1,826
$34,267

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by 201 Spear Street will be reduced.
Environmental
201 Spear Street is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on 201 Spear Street’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS REIT III evaluates subsequent events up until the date the financial statements are issued. The accompanying statements of revenues over certain operating expenses were issued on February 4, 2014.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) as of December 31, 2012 and September 30, 2013, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2012 and the three and nine months ended September 30, 2013, and the notes thereto. The consolidated financial statements of KBS REIT III as of and for the year ended December 31, 2012 and the consolidated financial statements as of and for the three and nine months ended September 30, 2013 have been included in KBS REIT III’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto of the RBC Plaza, which was previously filed on Form 8-K/A with the SEC on April 15, 2013, the statements of revenues over certain operating expenses and notes thereto of the National Office Portfolio, which were previously filed on Form 8-K/A with the SEC on August 7, 2013, and the statements of revenues over certain operating expenses and notes thereto of 201 Spear Street, which are included herein.
The unaudited pro forma balance sheet as of September 30, 2013 has been prepared to give effect to the acquisition of 201 Spear Street, as if the acquisition occurred on September 30, 2013. The acquisitions of the RBC Plaza and the National Office Portfolio are included in KBS REIT III’s historical balance sheet as of September 30, 2013.
The unaudited pro forma statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 have been prepared to give effect to the acquisitions of (i) the RBC Plaza, acquired on January 31, 2013, (ii) National Office Portfolio, acquired on June 19, 2013, and (iii) 201 Spear Street, acquired on December 3, 2013, as if these acquisitions occurred on January 1, 2012.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the RBC Plaza, the National Office Portfolio and 201 Spear Street been consummated as of January 1, 2012. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2013
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments		Pro Forma Total
		201 Spear Street (b)
Assets
Real estate:
Land	$87,723	$40,279	(c)	$128,002
Buildings and improvements	552,558	81,189	(c)	633,747
Tenant origination and absorption costs	86,272	4,752	(c)	91,024
Total real estate, cost	726,553	126,220		852,773
Less accumulated depreciation and amortization	(35,671)	—		(35,671)
Total real estate, net	690,882	126,220		817,102
Real estate loan receivable, net	14,667	—		14,667
Cash and cash equivalents	139,615	(12,000)		127,615
Rents and other receivables, net	7,477	—		7,477
Above-market leases, net	715	88	(c)	803
Deferred financing costs, prepaid expenses and other assets	9,646	25	(d)	9,671
Total assets	$863,002	$114,333		$977,335
Liabilities and stockholders’ equity
Notes payable	$403,890	$110,000		$513,890
Accounts payable and accrued liabilities	15,873	—		15,873
Due to affiliates	5	—		5
Distributions payable	2,742	—		2,742
Below-market leases, net	16,751	5,741	(c)	22,492
Other liabilities	8,848			8,848
Total liabilities	448,109	115,741		563,850
Commitments and contingencies
Redeemable common stock	11,556	—		11,556
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 53,228,785 shares issued and outstanding	532	—		532
Additional paid-in capital	457,112	—		457,112
Accumulated other comprehensive loss	(809)	—		(809)
Cumulative distributions and net losses	(53,498)	(1,408)	(e)	(54,906)
Total stockholders’ equity	403,337	(1,408)		401,929
Total liabilities and stockholders’ equity	$863,002	$114,333		$977,335

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2013

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q as of September 30, 2013.

(b)
Represents the acquisition of 201 Spear Street. The purchase price (net of closing credits) of 201 Spear Street was $120.6 million plus closing costs. This amount was initially funded with cash available from proceeds, net of offering costs, from KBS REIT III's initial public offering through the acquisition date. Subsequent to acquisition, KBS REIT III added 201 Spear Street as collateral to an existing portfolio loan and drew $110.0 million of availability under this portfolio loan.

(c)
KBS REIT III determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

(d)	Represents loan fees incurred in conjunction with the financing of 201 Spear Street.

(e)	Represents direct and incremental acquisition costs related to 201 Spear Street which are not reflected in KBS REIT III's historical balance sheet.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2013
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments						Pro Forma Total
		RBC Plaza		National Office Portfolio		201 Spear Street
Revenues:
Rental income	$40,466	$768	(b)	$12,535	(b)	$7,194	(b)	$60,963
Tenant reimbursements	11,348	610	(c)	1,120	(c)	236	(c)	13,314
Interest income from real estate loan receivable	783	—		—		—		783
Other operating income	920	74	(d)	650	(d)	433	(d)	2,077
Total revenues	53,517	1,452		14,305		7,863		77,137
Expenses:
Operating, maintenance, and management	13,607	525	(e)	3,899	(e)	2,160	(e)	20,191
Real estate taxes and insurance	9,168	301	(f)	2,139	(f)	951	(f)	12,559
Asset management fees to affiliate	3,058	78	(g)	933	(g)	681	(g)	4,750
Real estate acquisition fees to affiliates	3,950	(1,255)	(h)	(2,695)	(h)	—		—
Real estate acquisition fees and expenses	1,977	(306)	(h)	(1,671)	(h)	—		—
General and administrative expenses	1,716	—		—		—		1,716
Depreciation and amortization	23,901	447	(i)	5,518	(i)	1,587	(i)	31,453
Interest expense	6,449	228	(j)	2,238	(k)	1,696	(l)	10,611
Total expenses	63,826	18		10,361		7,075		81,280
Other income:
Other interest income	36	—		—		—		36
Net (loss) income	$(10,273)	$1,434		$3,944		$788		$(4,107)
Net loss per common share, basic and diluted	$(0.27)							$(0.09)
Weighted-average number of common shares outstanding, basic and diluted	37,808,801							46,479,003	(m)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2013

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2013.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the nine months ended September 30, 2013. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2013, based on historical operations of the previous owner.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2013, based on historical operations of the previous owner.

(e)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2013, based on historical operations of the previous owner.

(f)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2013, based on management’s estimate.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2013 that would be due to an affiliate of KBS REIT III had the assets been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III’s affiliated advisor.

(h)	Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS REIT III's historical statement of operations.

(i)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2013. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on $68.7 million of borrowings pursuant to a $75.9 million loan secured by RBC Plaza, which bears interest at a rate of 2.59% (which takes into account the contractual interest rate and the effect of an interest rate swap on the $68.7 million portion drawn) and matures on February 1, 2017, and $35.0 million borrowed under a credit facility, which bears interest at a variable rate of 200 basis points over one-month LIBOR and matures on February 1, 2016.

(k)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on $162.0 million of borrowings pursuant to a $170.8 million loan secured by the National Office Portfolio, which bears interest at a rate of 150 basis points over one-month LIBOR and matures on July 1, 2017. Interest expense includes the effect of an interest rate swap which effectively fixes the interest rate on a $148.0 million portion of the loan at 2.91% through May 31, 2017.

(l)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred due to a draw of $110.0 million available under an existing portfolio loan secured by, and among other properties, 201 Spear Street. The portfolio loan bears interest at a rate of 185 to 275 basis points over one-month LIBOR depending on the borrowing base leverage ratio as defined in the loan agreement. For the purpose of this pro forma, interest expense was calculated at a rate of 185 basis points over one-month LIBOR, which was the effective interest rate on the loan at the time the $110.0 million was funded.

(m)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2012 and KBS REIT III received a gross offering price of $10.00 per share.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments						Pro Forma Total
		RBC Plaza		National Office Portfolio		201 Spear Street
Revenues:
Rental income	$21,155	$9,216	(b)	$24,164	(b)	$9,685	(b)	$64,220
Tenant reimbursements	5,122	7,316	(c)	4,033	(c)	207	(c)	16,678
Interest income from real estate loan receivable	889	—		—		—		889
Other operating income	117	884	(d)	1,429	(d)	523	(d)	2,953
Total revenues	27,283	17,416		29,626		10,415		84,740
Expenses:
Operating, maintenance, and management	5,922	6,305	(e)	7,690	(e)	2,808	(e)	22,725
Real estate taxes and insurance	4,567	3,613	(f)	4,313	(f)	1,220	(f)	13,713
Asset management fees to affiliate	1,732	932	(g)	1,999	(g)	909	(g)	5,572
Real estate acquisition fees to affiliates	2,296	—		—		—		2,296
Real estate acquisition fees and expenses	1,069	—		—		—		1,069
General and administrative expenses	1,974	—		—		—		1,974
Depreciation and amortization	13,865	5,365	(h)	9,281	(h)	2,883	(h)	31,394
Interest expense	3,568	2,730	(i)	4,800	(j)	2,306	(k)	13,404
Total expenses	34,993	18,945		28,083		10,126		92,147
Other income:
Other interest income	28	—		—		—		28
Net (loss) income	$(7,682)	$(1,529)		$1,543		$289		$(7,379)
Net loss per common share, basic and diluted	$(0.40)							$(0.22)
Weighted-average number of common shares outstanding, basic and diluted	19,253,338							33,857,573	(l)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2012. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on historical operations of the previous owner.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on historical operations of the previous owner.

(e)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on historical operations of the previous owner.

(f)	Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on management’s estimate.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012 that would be due to an affiliate of KBS REIT III had the assets been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III’s affiliated advisor.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on $68.7 million of borrowings pursuant to a $75.9 million loan secured by RBC Plaza, which bears interest at a rate of 2.59% (which takes into account the contractual interest rate and the effect of an interest rate swap on the $68.7 million portion drawn) and matures on February 1, 2017, and $35.0 million borrowed under a credit facility, which bears interest at a variable rate of 200 basis points over one-month LIBOR and matures on February 1, 2016.

(j)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on $162.0 million of borrowings pursuant to a $170.8 million loan secured by the National Office Portfolio, which bears interest at a rate of 150 basis points over one-month LIBOR and matures on July 1, 2017. Interest expense includes the effect of an interest rate swap which effectively fixes the interest rate on a $148.0 million portion of the loan at 2.91% through May 31, 2017.

(k)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred due to a draw of $110.0 million available under an existing portfolio loan secured by, and among other properties, 201 Spear Street. The portfolio loan bears interest at a rate of 185 to 275 basis points over one-month LIBOR depending on the borrowing base leverage ratio as defined in the loan agreement. For the purpose of this pro forma, interest expense was calculated at a rate of 185 basis points over one-month LIBOR, which was the effective interest rate on the loan at the time the $110.0 million was funded.

(l)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2012 and KBS REIT III received a gross offering price of $10.00 per share.